UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2009

Local Insight Regatta Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-152302	20-8046735
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

188 Inverness Drive West, Suite 800 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

303-867-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Determination of 2008 Bonus Payout

On April 1, 2009, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Local Insight Media Holdings, Inc. (“Local Insight Media Holdings”), the indirect parent of Local Insight Regatta Holdings, Inc. (the “Company”), made determinations regarding the amount of the bonus payout under the Local Insight Media Holdings Executive Bonus Plan (the “Executive Bonus Plan”) with respect to 2008.

As described in Item 11 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 10-K”) under the caption “Short-Term Performance-Based Cash Bonuses,” in April 2008 the Compensation Committee approved the 2008 performance targets for the payment of cash bonuses under the Executive Bonus Plan, including an EBITDA target, a revenue target, a stretch revenue target and a stretch synergy target. On April 1, 2009, the Compensation Committee determined that, based on the actual 2008 performance of Local Insight Media Holdings and its affiliated operating companies, 75% of the target award would be paid out with respect to the EBITDA target, 13% of the target award would be paid out with respect to the revenue target, 0% of the target award would be paid out with respect to the stretch EBITDA target and 50% of the target award would be paid out with respect to the stretch synergy target. Accordingly, the bonus payout under the Executive Bonus Plan with respect to 2008 equaled 138% of the target award.

Consequently, the named executive officers identified in the 2008 10-K earned the following cash bonus payments under the Executive Bonus Plan for the year ended December 31, 2008:

Name	2008 Executive Bonus Plan Award
Marilyn B. Neal	$552,000
Douglas A. Myers	$160,073
James Stirbis	$155,003
Daniel J. Graham	$261,855
John S. Fischer	$231,840
Richard L. Shaum, Jr.	$217,350

Vesting of Performance Vesting Options

As described in Item 11 of the 2008 10-K under the caption “Long-Term Equity Compensation,” certain options (the “Performance Vesting Options”) awarded under the Local Insight Media Holdings 2008 Option Plan vest based on the achievement of specified consolidated EBITDA and revenue targets established by the Compensation Committee at the time of grant. On April 1, 2009, the Compensation Committee determined that 100% of the consolidated EBITDA and revenue targets for 2008 had been met for purposes of the vesting of the outstanding Performance Vesting Options. As a result of this decision, Performance Vesting Options held by the named executive officers identified in the 2008 10-K covering the following number of shares of Local Insight Media Holdings common stock vested on April 1, 2009:

Name	Performance Vesting Options Vesting on April 1, 2009
Marilyn B. Neal	500.9
Douglas A. Myers	61.3
James Stirbis	53.7
Daniel J. Graham	190.0
John S. Fischer	192.5
Richard L. Shaum, Jr.	145.6

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant, Local Insight Regatta Holdings, Inc., has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 7, 2009

LOCAL INSIGHT REGATTA
HOLDINGS, INC.

By:	/s/ JOHN S. FISCHER
Name: John S. Fischer
Title: General Counsel and Secretary

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